UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 28, 2020

Dear Stockholder of Paramount Gold Nevada Corp.:

I am pleased to invite you to attend the 2020 Annual Meeting of Stockholders of Paramount Gold Nevada Corp., to be held on December 10, 2020 at 11:00 AM eastern standard time.  Due to the COVID‑19 pandemic, we have determined that it is in the best interest of our stockholders, our Board of Directors, and our employees to conduct our Annual Meeting in virtual format and will be held online via the internet at www.meetingcenter.io/262973056 with meeting password PZGS2020. You will not be able to attend the annual meeting in person.

At the virtual meeting, we will update you on the progress we are making at our projects, the Sleeper Gold Project and the Grassy Mountain Gold Project, and our outlook for the business in 2021.  Following that discussion and after addressing any questions you may have, we will cover the business matters outlined in the accompanying Notice of Annual Meeting and Proxy Statement.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2020 Annual Report to Stockholders and our Proxy Statement at www.edocumentview.com/PZG. On October 28, 2020, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail or online via webcast at the virtual Annual Meeting. The Annual Meeting is being held so that stockholders may consider the election of directors, the ratification of the appointment of MNP LLP as Paramount Gold Nevada Corp’s independent registered public accounting firm for the year ending June 30, 2021 and to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000.

The Board of Directors of Paramount Gold Nevada Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Paramount Gold Nevada Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors the officers and employees of Paramount Gold Nevada Corp., I would like to take this opportunity to thank our stockholders for the confidence you place in us through your investment. We look forward to seeing you at the meeting.

Sincerely,

/s/ Rachel Goldman
Rachel Goldman CEO and Director

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	2

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS	4

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8

MATTERS TO COME BEFORE THE ANNUAL MEETING	10

PROPOSAL No. 1: ELECTION OF DIRECTORS	10

PROPOSAL No. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

PROPOSAL No. 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000	13

BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE	15

THE COMPENSATION COMMITTEE	16

THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE	18

THE AUDIT COMMITTEE	17

EXECUTIVE COMPENSATION	20

DIRECTOR COMPENSATION	23

CORPORATE GOVERNANCE	25

STOCKHOLDER PROPOSALS	26

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	26

OTHER MATTERS	26

APPENDIX A – CERTIFICATE OF AMENDMENT TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	27

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(775) 625-3600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2020 Annual Meeting of Stockholders of Paramount Gold Nevada Corp. (the “Company”) will be held virtually via the internet at www.meetingcenter.io/262973056 with meeting password PZGS2020 at 11:00 a.m., eastern standard time, on Thursday, December 10, 2020 for the following purposes:

1.	To elect as directors the seven nominees named in the Proxy Statement to serve for the ensuing year and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021;

3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the election of all seven nominees to serve as directors of the Company, (ii) FOR the ratification of the appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021, and (iii) FOR the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000.

The Company is pleased, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), to furnish proxy materials over the internet to our stockholders.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The Board of Directors has fixed the close of business on Friday, October 16, 2020 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on October 16, 2020 will be available for inspection by any of our stockholders for any purpose relevant to the Annual Meeting during normal business hours at our principal offices, 665 Anderson Street, Winnemucca, Nevada, 89445, beginning on the mail date, October 28, 2020 and at the Annual Meeting.

Stockholders are cordially invited to attend the virtual Annual Meeting online via webcast. While you will not be able to attend the Annual Meeting at a physical location, we have designed the virtual Annual Meeting to ensure that our shareholders are given the same rights and opportunities to actively participate in the Annual Meeting as they would at an in-person meeting, using online tools to facilitate shareholder access and participation. Regardless of whether you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares online via webcast at the virtual Annual Meeting, even though they have sent in proxies.

By order of the Board of Directors,

/s/ Rachel Goldman
Rachel Goldman CEO and Director

October 28, 2020

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet: www.proxyvote.com

Phone: 1-800-690-6903

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(775) 625-3600

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

December 10, 2020

ABOUT THE MEETING

This proxy statement for Paramount Gold Nevada Corp. (“Paramount” or the “Company”) is furnished in connection with the solicitation by our Board of Directors of proxies of stockholders for shares to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via the internet at www.meetingcenter.io/262973056 with meeting password PZGS2020, at 11:00 a.m., eastern standard time, on Thursday, December 10, 2020, and any and all adjournments or postponements thereof.  This proxy statement and the accompanying proxy are first being made available to our stockholders on or about October 28, 2020.

Important Notice Regarding the Internet Availability of Proxy Material – Our Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/PZG.

What is the date, time and place of the Annual Meeting?

Paramount’s 2020 Annual Stockholders Meeting will be held on Thursday, December 10, 2020, beginning at 11:00 a.m., eastern standard time, virtually via the internet at www.meetingcenter.io/262973056 with meeting password PZGS2020.

Why is the Annual Meeting a virtual meeting?

Due to the COVID‑19 pandemic, we have determined that it is in the best interest of our stockholders, our Board, and our employees to conduct our Annual Meeting as a “virtual meeting” held online via live webcast. There will not be a physical meeting location. In light of the public health and safety concerns related to the COVID‑19 pandemic, we believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, consisting of: (1) election of directors; (2) ratification of the selection of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021; (3) approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000; and (4) any other matters that properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only our stockholders of record at the close of business on October 16, 2020, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the Annual Meeting. As of the Record Date, there were 33,937,080 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders will be available at our headquarters at 665 Anderson Street, Winnemucca, Nevada, 89445, as of the mail date, October 28, 2020 through to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

Why am I receiving these materials?

You are receiving these materials because, as of October 16, 2020, the Record Date for the Annual Meeting, you owned shares of Paramount common stock.  Paramount has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the Company’s Board of Directors’ solicitation of proxies for use at the annual meeting of stockholders to be held on Wednesday, December 10, 2020 at 11:00 a.m. eastern standard time.  These proxy materials give you information to determine how to vote in connection with the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

•	The election to the Board of the seven nominees named in this proxy statement (Proposal No. 1);
•	Ratification of appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2021 (Proposal No. 2); and
•	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000 (Proposal No. 3).

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal No. 1);
•	“FOR” ratification of the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2021 (Proposal No. 2); and
•

“FOR” the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 50,000,000 to 200,000,000 (Proposal No. 3).

Where is Paramount’s head office? And what is Paramount’s main telephone number?

Our head office is located at 665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (775) 625-3600.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy material instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (“Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to expedite the stockholders’ receipt of proxy material, help lower the cost of the Annual Meeting and reduce the environmental impact of its annual meetings.

However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice.

How can I get electronic access to the proxy material?

The Notice will provide you with instructions regarding how to access the proxy materials on the Internet for the Annual Meeting.  Also, the Notice will indicate how to instruct Paramount to send future proxy materials to you by email.  Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. The Annual Report on Form 10-K accompanies the proxy materials but is not considered part of the proxy soliciting materials.

You can also access proxy materials on the Company’s website at www.edocumentview.com/PZG.

Who is entitled to vote at the Annual Meeting?

For each matter, stockholders have one vote for each share of Company common stock held by such stockholder as of the Record Date (defined in the next sentence). Only stockholders of record as of the close of business on October 16, 2020 (the “Record Date”) are entitled to receive notice of, to attend and to vote at the Meeting.  As of the Record Date, there were 33,937,080 shares of Paramount’s common stock issued and outstanding.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Paramount Gold Nevada Corp. holding along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Standard Time on December 7, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare at the following:

(i)	By email: Forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com; or
(ii)	By mail:

Computershare

Paramount Gold Nevada Corp. Legal Proxy

P.O. Box 43001

Providence, RI

02940-3001

USA

How do I vote my shares if I am a stockholder of record?

There are four ways to vote:

•	Virtually during the Annual Meeting. If you are a stockholder of record, you may vote online via webcast at the virtual Annual Meeting by clicking ‘cast your vote’ and entering your control number.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the ballot.
•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number found on the ballot.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name as of the Record Date?

There are four ways to vote:

•

Virtually during the Annual Meeting.  If you are a beneficial owner of stock held in street name and you wish to vote online via webcast at the virtual Meeting, you must obtain a legal proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.
•	By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number found on the ballot.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

One-third of the votes entitled to be cast on the matter by a voting group, represented virtually online or by proxy, constitutes a quorum of that voting group for the action on the matter, and abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote online via webcast at the virtual Annual Meeting; or
•	Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All stock represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholders instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed at the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. A “broker non-vote” occurs when a nominee holding stock for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and with respect to any other matters properly presented for a vote at the Annual Meeting as the proxy holders may determine in their discretion.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on these proposals. The absence of votes from brokers is referred to as broker non-votes.  Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Can I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date;
•

You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Annual Meeting, that you are revoking your proxy; or

•	You may vote online via webcast at the virtual Annual Meeting.

What happens if I do not vote?

The presence, virtually online or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not receive voting instructions on any proposal are not permitted to vote. They are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

If my stock is held in “street name” by my broker, will my broker vote my stock for me?

If a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote virtually online at the Annual Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name.  Absent specific instructions from the beneficial owners of the shares, brokers who hold shares in “street name” for clients no longer have the authority to vote on proposals when they have not received instructions from beneficial owners. Proxies submitted without a vote by brokers on these matters are referred to as “broker non-votes.” Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting.

Who bears the cost of soliciting proxies?

Paramount may require the use of a proxy solicitation firm. Paramount would bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates, that if required, that the costs associated with solicitations of the proxies requested by this proxy statement would be approximately $15,000 plus out-of-pocket expenses.

In addition to soliciting proxies by mail, certain members of the Company’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Paramount?

Paramount filed its 2020 Annual Report on Form 10-K with the SEC on September 25, 2020.  That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Corporate Communications, Paramount Gold Nevada Corp. 665 Anderson Street, Winnemucca, Nevada, 89445, USA.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that Paramount file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available for viewing on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended June 30, 2020, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•	Each stockholder known by us to beneficially own more than 5% of our common stock;
•	Each of our current directors;
•	Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and
•	All directors and executive officers as a group.

All information is as of the Record Date, except as noted otherwise.

Name of Beneficial Ownership	Amount and Nature of Beneficial Ownership (1)	Percent of Class
FCMI Parent Co.	4,976,310 (2)(3)(4)	14.66%
Seabridge Gold Inc.	2,932,793 (5)(6)	8.54%
Rachel Goldman	75,000 (7)	*
Carlo Buffone	125,250 (8)	*
Glen Van Treek	110,501 (9)	*
Rudi Fronk	460,728 (10)	1.35%
Eliseo Gonzalez-Urien	18,000 (11)	*
Christopher Reynolds	41,500 (12)	*
John Carden	23,000 (13)	*
Pierre Pelletier	26,666 (14)	*
John W. Seaberg	160,000 (15)	*
All directors and executive officers as a group (9 persons)	(7)-(15)	25.54%

*	Denotes ownership which is less than one percent (1%) of the outstanding shares on October 16, 2020 of 33,937,080.
(1)

In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each stockholder is based on 33,937,080 shares of Common  Stock outstanding as of October 16, 2020, plus any securities held by such stockholder exercisable for or convertible into Common Shares within 60 days after the date of this Proxy Statement.

(2)	Based on the information set forth on Form 4 filed with the SEC on July 14, 2020 by FCMI Parent Co. (“FCMI”). The address of FCMI is, 181 Bay Street, Suite 250, Toronto, Ontario, Canada M3J 2T2.
(3)	FCMI exercises control and direction over 4,976,310 Common Shares (representing 14.66% of the outstanding Common Shares as of October 16, 2020 on an undiluted basis);
(4)	FCMI Financial Corp is a wholly owned subsidiary of FCMI.
(5)

As reported to Paramount by Seabridge Gold Inc. (“Seabridge Gold”), Seabridge ownership consists of: (i) 2,522,793 shares held; and (ii) 4,100 secured convertible notes which are convertible to 410,000 common shares at an exercise price of $1.00 per share. The address of Seabridge Gold is 106 Front St. East, Toronto, Ontario, Canada, M5A 1E1.

(6)

Seabridge Gold exercises control and direction over 2,522,793 Common Shares (representing 7.43% of the outstanding Common Shares as of October 16, 2020 on an undiluted basis), and 4,100 secured convertible notes.  If the 4,100 notes are converted to 410,000 common shares, Seabridge Gold exercises control and direction over 8.54% of the issued and outstanding Common Shares;

(7)	Consists of 75,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(8)	Consists of (i) 50,250; and (ii) 75,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(9)	Consists of (i) 35,501; and (ii) 75,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(10)	Consists of 210,728 shares held as per Form 5 filed as of July 2, 2020 and 2,500 secured convertible notes which are convertible to 250,000 common shares at an exercise price of $1.00 per share;
(11)	Consists of (i) 8,000 shares held; and (ii) 10,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(12)	Consists of (i) 31,500 shares held; and (ii) 10,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(13)	Consists of (i) 13,000 shares held; and (ii) 10,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(14)	Consists of (i) 16,666 options which have vested and are exercisable; and (ii) 10,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;
(15)	Consists of (i) 150,000 options which have vested and are exercisable and (ii) 10,000 options which will vest and become exercisable within 60 days after the date of this Proxy Statement;

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, seven directors will be elected to serve a one year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

On October 7, 2020, John Seaberg, one of the Company’s directors, informed us that he will not stand for re-election at the Annual Meeting.

Our Board has nominated Rudi Fronk, Rachel Goldman, Glen Van Treek, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, and Pierre Pelletier. All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Name	Age (1)	Position
Rudi Fronk	61	Chairman
Rachel Goldman	48	CEO and Director
Glen Van Treek	55	President, COO and Director
Christopher Reynolds	56	Director
Eliseo Gonzalez-Urien	79	Director
John Carden	72	Director
Pierre Pelletier	51	Director

(1)	As of October 28, 2020

Set forth below is certain information with respect to each director nominee:

Rudi Fronk

Mr. Fronk, a graduate of Columbia University from which he holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral Economics, has over 30 years of experience in the gold sector primarily as a senior officer and director of publicly traded gold exploration/development companies.

Mr. Fronk was appointed to Paramount’s Board of Directors in January 2017 and on October 11, 2019 was appointed by the Board of Directors as Chairman.  In 1999, Mr. Fronk co-founded Seabridge Gold Inc. (“Seabridge Gold”), a US$1.2 billion market cap company with proven and probable gold reserves exceeding 45 million ounces and one of the world’s largest resource bases of gold and copper. He currently serves as Chairman and as the Seabridge Gold’s CEO, a position he has held since its inception.

Rachel Goldman

Prior to joining Paramount, Ms. Goldman spent 20 years in capital markets with Canadian based boutique and bank owned firms, and most recently as Managing Director Institutional Equity Sales for Desjardins Securities. Over those years she developed strong working relationships with institutional investors throughout Canada, the US and the UK, and helped to connect numerous public companies to key investment decision makers and improve their market profile. Ms. Goldman holds Bachelor of Commerce with a Major in Finance from Concordia University.

Glen Van Treek

Mr. Van Treek is the President, Chief Operating Officer and has been a director of Paramount since February 2015. He was formerly the Chief Operating Officer and V.P. Exploration of Paramount Gold and Silver Corp and served in this role from January 2011 through the April 2015 merger with Coeur Mining, Inc. He has over 25 years of progressive global experience in all stages of mineral exploration. Prior to joining Paramount, for ten years he held various senior positions at Teck Resources Ltd. and most recently he managed the production geology, resource modeling and exploration programs at Teck’s Quebrada Blanca mine in Chile. Prior to his experience at Teck, Mr. Van Treek held positions with Placer Dome and other junior exploration companies. He is a graduate geologist from the University of Chile.

Christopher Reynolds

Mr. Reynolds has over 30 years of mineral industry and public accounting experience and has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from December 2009 through April 2015 when the merger with Coeur Mining, Inc. was completed. Since May 2011, he has been the Vice President Finance and Chief Financial Officer of Seabridge Gold Inc., a TSX and NYSE listed corporation. From October 2007 to April 2011, he served as Vice President, Finance and Chief Financial Officer of Norsemont Mining Inc. and, prior to that, he served as Senior Vice President, CFO and Secretary of Southern Era Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and Price Waterhouse, now PricewaterhouseCoopers. Mr. Reynolds also served as a director of Arizona Star Resource Corp. Mr. Reynolds is a CPA, CGA and received a B.A. (Economics) from McGill University.

Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from March 2009 through the merger with Coeur Mining, Inc. in April 2015. He also serves as a member of the board of directors of Seabridge Gold since January 2006 and as a consulting geologist for Seabridge Gold since March 2003.He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period, he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

John Carden, Ph.D.

Dr. Carden has more than 35 years in experience in exploration management, teaching and research and has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from September 2006 through the completion of the merger with Coeur Mining, Inc. in April 2015. Since 2001 he has been a geologic consultant and a director of a number of junior resource companies each which were TSX Venture Exchange listed companies. Dr. Carden worked as a senior exploration geologist for Exxon Minerals, Atlas Precious Metals, Tenneco, and Echo Bay Mines and later was Director of U.S. Exploration from 1992 until 1998 for Echo Bay Mines. From 2008 to the 2017, Dr. Carden has acted as a geologic consultant to Otis Gold Corp managing the Company’s exploration programs. He is a Licensed Professional Geologist in the State of Washington. Dr. Carden received his B.Sc. and M.Sc. in geology From Kent State University in Ohio, and his doctorate in geology from the Geophysical Institute at the University of Alaska in 1978.

Pierre Pelletier

Mr. Pelletier is an environmental engineer, with a Master of Business Administration from Queens University and has been a director of Paramount since September 2016. He has over 20 years of extensive international experience spanning the operational, technical, and financial aspects of the environmental consulting industry managing complex environmental and social impact projects. From 2012 through to the end of 2016, he served as managing director of Environmental Resources Management Canada Ltd., a leading global provider of environmental, health, safety, risk, and social consulting services with an emphasis on the mining and oil and gas sectors. Prior to that, from 1998 through 2009, Mr. Pelletier served as a Project Manager for Rescan Environmental Services Ltd. (“Rescan”), managing project and technical development. In 2010, he became President and Chief Operating Officer for Rescan and remained in this role through 2012.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast; broker non-votes are not treated as votes cast. As a result, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker, or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

PROPOSAL No. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of MNP LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2021 and is submitting this selection for ratification by our stockholders at the Annual Meeting. If our stockholders do not ratify the selection of MNP LLP, the Board will consider making a change of its auditors for the fiscal year ending June 30, 2021.

Fees Paid to Auditors

The following table set forth the fees accrued or paid to the Company’s independent registered public accounting firm for the year ended June 30, 2020 and 2019.

	2020	2019
Audit Fees (1)	$46,918	$44,825
Audit-Related Fees (2)	-	-
Tax Fees (3)	$15,513	4,857
All Other Fees	$8,710	-
Total	$71,141	$49,682

(1)

Audit fees relate to professional services rendered in connection with the audit of the Paramount’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Paramount’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)

Audit related fees comprise of fees for professional services that are reasonably related to the performance of the audit or review of Paramount’s financial statements not reported under the heading “Audit Fees”.

(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by MNP LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegates) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote

In order to become effective, the proposal to ratify the appointment of MNP LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2021 requires the affirmative vote of the majority of shares present virtually online or represented by proxy at the Annual Meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MNP LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL No. 2.

PROPOSAL No. 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 50,000,000 to 200,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the amendment to our Amended and Restated Articles of Amendment with the Nevada Secretary of State. If the amendment to increase our authorized shares of common stock is approved by shareholders at the Special Meeting, we intend to file the amendment to our Amended and Restated Articles of Incorporation as soon as practicable following the Special Meeting.

Only the number of shares of common stock we are authorized to issue would be affected by this proposal No. 3. Except for this change, the proposed amendment would not affect any other provision of the Amended and Restated Articles of Incorporation. The form of Articles of Amendment to be filed with the Nevada Secretary of State is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law and provided that, since Proposal No. 3 will result in changes to the Amended and Restated Articles of Incorporation, the Company may file one or more amendments with the Nevada Secretary of State to effect multiple approved proposals).

Outstanding Shares and Purpose of the Proposal

Our Amended and Restated Articles of Incorporation currently authorizes us to issue a maximum of 50,000,000 shares of common stock, par value $0.01 per share, subject to approval of this Proposal No. 3. As of the Record Date, we had the following shares of common stock issued and outstanding and shares of common stock reserved for issuance under the following securities convertible or exercisable into common stock: 40,514,075

The approval of the amendment to the articles of incorporation to increase the authorized shares of Common Stock is important for the ongoing business of the Company. Without additional authorized shares of Common Stock, (i) the Company may not be able to raise additional financing which is needed to fund our ongoing projects, the Sleeper Gold Project and the Grassy Mountain Gold Project, (ii) the Company may not be able to attract and retain key employees, officers and directors, and (iii) the Company may not be able to make possible strategic acquisitions, although no such acquisitions are currently contemplated.

The increase in the number of authorized shares of Common Stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of Common Stock that will be available to undertake any such issuances. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Company is therefore requesting its stockholders approve this proposal to amend its Amended and Restated Articles of Incorporation to increase the authorized shares of Common Stock.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the common stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current stockholders. The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Required Vote

Approval of an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 50,000,000 to 200,000,000 requires the affirmative vote of the majority of shares present virtually online or represented by proxy at the Annual Meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000 UNDER PROPOSAL NO. 3

BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE

Our Board of Directors currently consists of eight directors. They are: Rachel, Goldman, Glen Van Treek, John W. Seaberg, Rudi Fronk, Dr. John Carden, Eliseo Gonzalez-Urien, Christopher Reynolds, and Pierre Pelletier.  The rules of the NYSE American require that a majority of our directors be independent directors. The Board has determined that Dr. Carden and Messrs., Fronk, Gonzalez-Urien, Reynolds, and Pelletier are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE American.  Mr. Reynolds is considered a “financial expert”.

During our last fiscal year, our Board met a total of nine times.   Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.

An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the board of directors of the Corporation or a duly authorized committee thereof. Except as otherwise required by law, special meetings of stockholders of the Company for any purpose(s) may be called at any time only by or at the direction of (a) the board of directors of the Company, (b) the chairman of the board of directors or (c) two or more directors.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so either in person or made themselves available by telephone.

Board Leadership Structure

The Board of Directors separates the roles of Executive Chairman of the Board and Chief Executive Officer. Currently, Rudi Fronk is our acting non-Executive Chairman and Rachel Goldman is our Chief Executive Officer. Each year, our Corporate Governance and Nominating Committee assesses these roles and the board leadership structure to ensure the interests of Paramount and its stockholders are best served.

Committees of the Board

The Board has five standing committees: an Audit Committee; a Compensation Committee; a Corporate Governance and Nominating Committee; an Independent Committee; a Technical Committee; and a Search Committee.  A minimum of two directors serve on each committee. Current membership on the various committees is as follows:

•	Compensation Committee: Rudi Fronk (Chair), Eliseo Gonzalez-Urien and Dr. John Carden;
•	Corporate Governance and Nominating Committee: Dr. John Carden (Chair), Rudi Fronk, Christopher Reynolds, Eliseo Gonzalez-Urien, and Pierre Pelletier;
•	Audit Committee: Christopher Reynolds (Chair), Dr. John Carden, and Pierre Pelletier;
•	Independent Committee: John Carden (Chair) and Pierre Pelletier;
•	Technical Committee: Pierre Pelletier (Chair), Rudi Fronk and Eliseo Gonzalez Urien; and
•	Search Committee: Rudi Fronk (Chair), Christopher Reynolds; and John Carden.

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below.  Our Audit Committee met four times during the last fiscal year.  Our Corporate Governance and Nominating Committee met twice during the fiscal year ended June 30, 2020. Our Compensation Committee met once in the fiscal year ended June 30, 2020. Our Independent Committee met three times during the fiscal year ended June 30, 2020. Our Technical Committee met twice in the fiscal year ended June 30, 2020.

Copies of the charters for the Audit Committee, Corporate Governance and Nominating Committee, Technical Committee and the Compensation Committee are available on Paramount’s website located at www.paramountnevada.com.

The primary purpose of the Compensation Committee is to review, on an annual basis or as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The Corporate Governance and Nominating Committee is comprised of all the independent board members. The committee focuses on a wide array of responsibilities including, but not limited to the following: to determine criteria for selecting new directors; identify or seek out individuals qualified to become directors; consider nominations of director candidates validly made by stockholders; review and make recommendations to the Board concerning qualification, appointment and removal of committee members; review and make recommendations to the Board concerning any amendments to the Company’s corporate governance documents; and to review and make recommendations to the Board concerning corporate governance issues, issues of broad social significance and responsible conduct.

The primary purpose of the Independent Committee is to approve the terms and pricing of financings including associated documents.

The Technical Committee’s primary purpose is to meet with management on a regular basis to discuss areas of focus, processes and programs, including those related to project development.

The Compensation Committee

The Compensation Committee is comprised of three independent directors, currently consisting of Messrs. Fronk (Chair), Gonzalez-Urien, and Dr. Carden.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•	evaluating the performance of and establishing compensation for Paramount’s President and Chief Executive Officer;
•	establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;
•	making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and
•	approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s further responsibilities are discussed more fully in its charter.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on this review and these discussions, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into Paramount’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020.

Submitted by the Compensation Committee of the Board,

Rudi Fronk, Chair

Eliseo Gonzalez-Urien

John Carden

The Audit Committee

The Audit Committee currently consists of Messrs. Reynolds (Chair), Pelletier, and Dr. John Carden.  The Board has determined that each member of the Audit Committee is independent under NYSE American rules and Rule 10A-3 under the Exchange Act.  Each member of the Audit Committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that Mr. Reynolds is the “audit committee financial expert” within the meaning of applicable SEC regulations. During our last fiscal year, our Audit Committee met a total of four times.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications an independence of Paramount’s independent auditor and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•	acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;
•	appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;
•	pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and
•	acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter.  In accordance with the rules of the NYSE American, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held four meetings in fiscal 2020. A copy of the charter is available on the Company’s website at www.paramountnevada.com by choosing the “Corporate” link then clicking on the “Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the activities of the internal audit function. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the June 30, 2020 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2020 filed with the SEC on September 25, 2020.

The Audit Committee also has appointed, subject to stockholder ratification, MNP LLP as the Company’s independent registered public accounting firm for fiscal 2021.

Respectfully submitted,
THE AUDIT COMMITTEE
Christopher Reynolds, Chairman
John Carden
Pierre Pelletier

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Dr. Carden (Chair), Messrs. Fronk, Gonzalez-Urien, Reynolds, and Pelletier.  All members of the Committee are independent directors. During our last fiscal year, the committee met twice.

The Corporate Governance and Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board and further assists the Board by regularly assessing and making recommendations to improve the Company’s governance practices.

The Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Committee, including director candidates submitted by Paramount’s stockholders.

The Corporate Governance and Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.  The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the Annual Meeting.

To date, our Corporate Governance and Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Corporate Governance and Nominating Committee considers a number of factors, including the following:

•	personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;
•	reputation in a particular field or area of expertise;
•	current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;
•	the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;

•

the skills and personality of the nominee and how the Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;

•

the willingness to represent the best interests of all of Paramount’s stockholders and not just one constituency; and the diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

The INDEPENDENT Committee

The Independent Committee of the Board of Directors currently consists of two members, they are: Dr. Carden (Chair), and Mr. Pelletier.

The committee, on behalf of the Board is authorized to negotiate and approve the terms associated with offerings including all associated documents. The committee may authorize an officer to execute and deliver transaction documents that the committee deems such terms and provisions necessary or desirable.

In addition, the Independent Committee is authorized to consider, and if deemed advisable, to approve the participation in the offering of any related party to the Company, including any officer, director or significant stockholder.

The TECHNICAL Committee

The Technical Committee of the Board of Directors currently consists of four members, they are: Messrs. Pelletier (Chair), Fronk, Gonzalez-Urien; and Van Treek.

The committee, on behalf of the Board is to have periodic discussions with management related to the areas of focus related to process, programs, including environmental, social and those related to project development. The committee is to ensure that management is taking appropriate measures to achieve compliance with appropriate laws and legislation, and to ensure that principle risks and opportunities related to the area of focus are identified. The committee is to ensure that management has the proper resources allocated to address these risks and opportunities. The committee is to provide advice, counsel and recommendations to management as the committee deems appropriate.

Related Person Transaction Policies and Procedures

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002.  A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances.  In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the fiscal year ended June 30, 2020, independent directors as a group, were paid or accrued $63,644 (2019 - $60,000) for their services as directors of the Company’s Board. During the year ended June 30, 2020, the Company recorded non-cash transactions to recognize stock-based compensation for directors in the amount of $28,410 versus the prior year ended June 30, 2019 whereby $93,033 was recorded for stock-based compensation.

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information as of October 10, 2020 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance under our 2015 Plan and Amended 2016 Plan.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,298,995	$1.19	870,000
Equity compensation plans not approved by security holders	—	$—	—
TOTAL	1,298,995		870,000

EXECUTIVE COMPENSATION

The Summary Compensation Table summarizes the total compensation of our named executive officers (“NEOs”) for the fiscal year ended June 30, 2020, and the prior two fiscal years to the extent required under the SEC rules.

Summary Compensation Table

				Stock	Option	Non- Equity Incentive Plan	Change in Pension Value and Nonqualified Deferred Compensation	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards	Awards(1)	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rachel Goldman	2020	$66,667	—	$—	$17,334	$—	—	$—	$84,001
Chief Executive Officer (2)
Glen Van Treek	2020	$200,000	—	$—	$41,970	$—	—	$—	$291,970
President and COO	2019	$200,000	—	$—	$13,733	$—	—	$—	$213,733
	2018	$200,000	$ 20,000	$—	$27,419	$—	—	$—	$247,419
Carlo Buffone	2020	$200,000	—	$	$41,970	$—	—	$—	$291,970
Chief Financial Officer	2019	$200,000	—	$—	$13,733	$—	—	$—	$213,733
	2018	$200,000	$ 20,000	$—	$27,419	$—	—	$—	$247,419

(1)

The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 6 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on September 25, 2020.  As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

(2)	Rachel Goldman was appointed as Chief Executive Officer on February 6, 2020.

Narrative to Summary Compensation Table

Executive Employment Arrangements

On August 10, 2016, we amended the employment agreements with Mr. Van Treek and Mr. Buffone.  On February 6, 2020 we entered into an employment agreement with Ms. Goldman. For a description of the terms and conditions of the employment agreements, please see the section entitled “Employment Agreements” below.

2020 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component reflecting the executive’s skill set, experience, role and responsibilities.

2020 Bonuses

In December 2019, the Board of Directors approved cash bonuses for Mr. Van Treek and Mr. Buffone in the amount of $50,000 each and was paid half upon completion of a successful financing and half upon the completion of the Feasibility Study for Grassy Mountain. In July 2020, the Company paid $25,000 to both Mr. Van Treek and Mr. Buffone. The remaining $25,000 payable to each is expected to be paid at the completion of the Feasibility Study.

At the time of the issuance of the cash bonus, Mr. Van Treek was serving as the Chief Executive Officer, President and a Director of the Company. Following the appointment of Ms. Goldman as Chief Executive Officer in February 2020, Mr. Van Treek commenced serving as the Chief Operating Officer, President and a Director of the Company.

Equity Based Compensation

On June 16, 2015, we adopted the 2015 Stock Incentive and Equity Compensation Plan (the “2015 Plan”).  On December 14, 2016, stockholders ratified the 2016 Stock Incentive and Equity Compensation Plan (the “2016 Plan”). An amendment to the 2016 Plan (the “Amendment” and together with the 2016 Plan, the “Amended 2016 Plan”), to increase the number of shares available under the plan, was adopted by the Board on October 17, 2018, and was approved by stockholders on December 12, 2018. The purpose of the 2015 Plan and the Amended 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

Types of Awards

The 2015 Plan and the Amended 2016 Plan authorize a broad range of awards, including:

•stock options;

•stock appreciation rights (“SARs”);

•restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer; and

•other awards based on common stock.

Employment Agreements

On August 10, 2016, we entered into amended employment agreements (collectively, the “Employment Agreements”) with Mr. Van Treek and Mr. Buffone. In February 2020 we entered into an employment agreement with Ms. Rachel Goldman. The material terms of such agreements are summarized below:

Base Salary, Annual Bonus and Equity Compensation

The Employment Agreements provide Mr. Van Treek, Mr. Buffone and Ms. Goldman with annual base salaries of $200,000 each. Each executive is entitled to participate in the Company’s benefit plans, and paid vacation in accordance with Company policies.  The Employment Agreements also provide that each executive shall be granted cash performance bonuses and equity incentives on a periodic basis at the discretion of the Board of Directors.

Termination by the Company Other Than for Just Cause, Disability or Death and Termination by the Employee for Good Reason

The Employment Agreements for Mr. Van Treek and Mr. Buffone provide for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreement for Ms. Goldman provides for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the executive for good reason in the following aggregate amounts: an amount equal to six months of notice of termination for each partial year or completed year of employment with a minimum notice period of twelve months up to a maximum notice period of twenty-four months based on the annual salary then in effect plus an amount for annual bonus that is calculated as the average of the actual bonus paid by the Company, if any, to Ms. Goldman in the prior two years, and (ii) if within twelve months after a “control change” (as defined in the employment agreement) employment is terminated by the Company other than for “just cause” or is terminated by Ms. Goldman for “good reason”, an amount equal to six months of notice of termination for each partial year or completed year of employment with a minimum notice period of twelve months up to a maximum notice period of twenty-four months based on the annual salary then in effect plus an amount for annual bonus that is calculated as the average of the actual bonus paid by the Company, if any, to Ms. Goldman in the prior two years, and (iii)  any unpaid earned annual compensation to and including the date of termination;.

Good reason shall include, without limitation, the occurrence of the following: (a) a material change (other than those that are clearly consistent with a promotion) in the executive’s position or duties, responsibilities, title or office; (b) a reduction by the Company of the executive’s salary; (c) any material breach by the Company of any provision of the employment agreement.

Termination for Just Cause and Termination by the Executive Other Than Good Reason

The Employment Agreements provide if employment of the executive is terminated by the Company for just cause or is terminated by the executive other than for good reason, the Company shall pay to the executive any earned but unpaid annual salary and the Company shall have no further obligation to the executive.

Change of Control

The Employment Agreements for Mr. Van Treek and Mr. Buffone provide for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreement for Ms. Goldman provides for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to one times the annual salary plus one times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreements also provide, immediately prior to the control change, the Company may pay an additional discretionary bonus to the executive.  The additional discretionary bonus may be any amount and shall be determined by the Board of Directors in their sole and absolute discretion.

Outstanding Equity Awards at Fiscal Year-End June 30, 2020

	Option Awards						Stock Awards
Equity
Incentive
Plan
									Equity	Awards:
				Equity					Incentive	Market or
				Incentive					Plan	Payout
				Plan					Awards:	Value of
				Awards:					Number of	Unearned
	Number of	Number of		Number of					Unearned	Shares,
	Securities	Securities		Securities			Number of	Market Value	Shares,	Units or
	Underlying	Underlying		Underlying			Shares or	of Share or	Units or	Other
	Unexercised	Unexercised		Unexercised	Option	Option	Units of Stock	Units That	Other Rights	Rights That
	Options	Options		Unearned	Exercise	Expiration	That Have Not	Have Not	That Have	Have Not
Name	Exercisable	Unexercisable		Options	Price	Date	Vested	Vested	Not Vested	Vested

Glen Van Treek	—	36,998	(1)	—	$1.40	2/5/23	—	—	—	—
	—	150,000	(2)	—	$1.00	12/9/24	—	—	—	—
Carlo Buffone	—	36,997	(1)	—	$1.40	2/5/23	—	—	—	—
	—	150,000	(2)	—	$1.00	12/9/24	—	—	—	—
Rachel Goldman	—	95,000	(2)	—	$1.00	12/9/24	—	—	—	—

(1)

The stock options vest and becomes exercisable when one of the following conditions have been met: (i) The issuance of mining permits for the Grassy Mountain Project by the State of Oregon; or (ii) The Company entering into a transformative transaction on its Grassy Mountain or Sleeper projects as determined by the Board of Directors; or (iii) The Company's share price closing above $3.00 per share for 10 consecutive days.

(2)	The stock options vest and become exercisable as outlined by the following conditions: ½ upon completion of the Feasibility Study; and ½ upon receipt of final permits.

DIRECTOR COMPENSATION

Cash Compensation

Each year, an independent director is eligible to receive a cash retainer of $10,000 for serving on our Board of Directors. The chairpersons of the audit and technical committees each receive $5,000 cash retainer in addition to their director cash compensation. The Chairman of our Board of Directors receives an annual cash retainer of $20,000.

Equity Compensation

Directors are eligible to receive equity compensation as determined by the Compensation Committee from the 2015 Plan and the Amended 2016 Plan. The purpose of the 2015 Plan and the Amended 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The following table provides information concerning compensation for our non-employee directors for fiscal 2020. Information about Ms. Goldman’s and Mr. Van Treek’s compensation for fiscal 2020 is provided with that of the other NEO’s in the above Executive Compensation section and accompanying tables.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards (1) ($)	Non-equity incentive plan compensation	($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)
Christopher Reynolds	$15,000	—	—	—		—	—	$15,000
Eliseo Gonzalez-Urien	$10,000	—	—	—		—	—	$10,000
John Carden	$10,000	—	—	—		—	—	$10,000
John Seaberg	$10,000
Pierre Pelletier	$15,000	—	—	—		—	—	$15,000
Rudi Fronk	$20,000	—	—	—		—	—	$20,000

(1)

The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718.  The assumptions used to calculate these amounts are discussed in Note 6 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on September 25, 2020.  As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Outstanding Equity Awards at Fiscal Year-End June 30, 2020

	Option Awards						Stock Awards
										Equity
										Incentive
										Plan
									Equity	Awards:
			Equity					Incentive		Market or
			Incentive					Plan		Payout
			Plan					Awards:		Value of
			Awards:					Number of		Unearned
	Number of	Number of	Number of						Unearned	Shares,
	Securities	Securities	Securities				Number of	Market Value	Shares,	Units or
	Underlying	Underlying	Underlying				Shares or	of Share or	Units or	Other
	Unexercised	Unexercised	Unexercised		Option	Option	Units of Stock	Units That	Other Rights	Rights That
	Options	Options	Unearned		Exercise	Expiration	That Have Not	Have Not	That Have	Have Not
Name	Exercisable	Unexercisable	Options		Price	Date	Vested	Vested	Not Vested	Vested
John Carden	—	20,000	(3)	20,000	$1.40	2/5/23	—	—	—	—
John Carden	—	20,000	(4)	20,000	$1.00	12/9/24
Eliseo Gonzalez-Urien	—	20,000	(3)	20,000	$1.40	2/5/23	—	—	—	—
Eliseo Gonzalez-Urien	—	20,000	(4)	20,000	$1.00	12/9/24
Christopher Reynolds	—	20,000	(3)	20,000	$1.40	2/5/23	—	—	—	—
Christopher Reynolds	—	20,000	(4)	20,000	$1.00	12/9/24
Pierre Pelletier	16,666	—		—	$2.12	9/13/21
Pierre Pelletier	—	16,667	(1)	16,667	$2.12	9/13/21	—	—	—	—
Pierre Pelletier	—	16,667	(2)	16,667	$2.12	9/13/21	—	—	—	—
Pierre Pelletier	—	20,000	(3)	20,000	$1.40	2/5/23	—	—	—	—
Pierre Pelletier	—	20,000	(4)	20,000	$1.00	12/9/24	—	—	—	—
John Seaberg	150,000	(5) —		—	$1.30	6/25/23	—	—	—	—
John Seaberg	—	20,000	(4)	20,000	$1.00	12/9/24	—	—	—	—
(1)	The stock option vests and becomes exercisable on September 13, 2017 and the Company’s share price closing above 35% of the exercise price for ten days (The ten days do not have to be consecutive).
(2)	The stock option vests and becomes exercisable on September 13, 2018 and the Company’s share price closing above 50% of the exercise price for ten days (The ten days do not have to be consecutive).
(3)

The stock option vests and becomes exercisable when one of the following conditions have been met: (i) The issuance of mining permits for the Grassy Mountain Project by the State of Oregon; or (ii) The Company entering into a transformative transaction on its Grassy Mountain or Sleeper projects as determined by the Board of Directors; or (iii) The Company's share price closing above $3.00 per share for 10 consecutive days.

(4)	The stock options vest and become exercisable as outlined by the following conditions: ½ upon completion of the Feasibility Study; and ½ upon receipt of final permits.
(5)	The stock options were granted to Mr. Seaberg during his tenure as the Company’s Executive Chairman.

CORPORATE GOVERNANCE

Directors’ Independence

Our Board currently consists of eight directors. They are: Rudi Fronk, Glen Van Treek, Rachel Goldman, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier, and John W. Seaberg.  The rules of the NYSE American require that a majority of our directors be independent directors.  The Board has determined that Dr. Carden and Messrs. Fronk, Gonzalez-Urien, Pelletier, and Reynolds are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE American.  Mr. Reynolds is considered a “financial expert.”

The Board’s Role in Succession Planning

Except as otherwise provided in the Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors shall consist of at least three (3) individuals and not more than fifteen (15) individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time as provided in, and in accordance with, the Articles of Incorporation. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors (or, to the extent permitted under the Articles of Incorporation, the stockholders) to fill vacancies or the right of the stockholders to remove directors, each as provided in the Articles of Incorporation or the the Amended and Restated Bylaws (the “Bylaws”).

Code of Conduct

The Board has adopted a Code of Ethics (the “Code”) that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountnevada.com.

Compensation Committee Interlocks and Insider Participation

Messrs. Fronk (Chair), Gonzalez-Urien, and Dr. Carden serve as members of our Compensation Committee. None of the members of the Compensation Committee is a current or former officer or employee of Paramount, nor did any Compensation Committee member engage in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445. Attn: Corporate Secretary. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.

STOCKHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (December 11, 2019); provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to the attention of our Corporate Secretary by mail to Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 665 Anderson Street, Winnemucca, Nevada 89445 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2020 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS to the ANNUAL Meeting

The Annual Meeting of Stockholders will be held virtually via the internet at www.meetingcenter.io/262973056 with meeting password PZGS2020 on December 10, 2020 at 11:00 AM eastern standard time.

Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

PARAMOUNT GOLD NEVADA CORP.

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is Paramount Gold Nevada Corporation (the “Corporation”).

SECOND:

That the directors of the Corporation unanimously adopted a resolution on [ ], 2020, which resolution approved an amendment to the Corporation’s Amended and Restated Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:

That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Section 1 of Article IV of the Articles is amended and restated to read in full as follows:

Article IV, Section 1. Authorized Capital Stock. The Corporation shall have the authority to issue an aggregate two hundred million (200,000,000) shares of capital stock, par value $0.01 per share, consisting of two hundred million (200,000,000) shares of common stock, par value $0.01 per share (“Common Stock”).

IN WITNESS WHEREOF, this Certificate of Amendment to the Amended and Restated Articles of Incorporation of Paramount Gold Nevada Corp., is executed as of [ ], 2020.

Rachel Goldman
Chief Executive Officer

MMMMMMMMMMMM     MMMMMMMMMMMMMMM C123456789   000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext  000004    ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext  MMMMMMMMM  MR ASAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6   Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.    Your vote matters – here’s how to vote!   You may vote online or by phone instead of mailing this card.    Online Go to www.investorvote.com/PZG or scan the QR code — login details are located in the shaded bar below.   Phone   Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada   Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PZG   2020 Annual Meeting Proxy Card 1234 5678 9012 345 • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. A 1. Election of Directors: +  For Withhold For Withhold For Withhold   01 - GLEN VAN TREEK    02 - RACHEL GOLDMAN    03 - RUDI FRONK   04 - CHRISTOPHER REYNOLDS   05 - JOHN CARDEN   06 - ELISEO GONZALEZ-URIEN    07 - PIERRE PELLETIER   For Against Abstain For Against Abstain   2. VOTE ON THE RATIFICATION OF MNP LLP AS OUR INDEPENDENT 3. TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND REGISTERED ACCOUNTANTS. RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000.    Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE   C 1234567890 JNT   140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 72BV 476984 MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND   MMMMMMM +    03BI8E

The 2020 Annual Meeting of Stockholders of Paramount Gold Nevada Corp. will be held on  Thursday, December 10, 2020 at 11:00 A.M. EST, virtually via the internet at www.meetingcenter.io/262973056.   To access the virtual meeting, you must have the information that is printed in the shaded bar  located on the reverse side of this form.   The password for this meeting is — PZGS2020.   Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.  The material is available at: www.edocumentview.com/PZG    Small steps make an impact.   Help the environment by consenting to receive electronic  delivery, sign up at www.investorvote.com/PZG    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    PARAMOUNT GOLD NEVADA CORP.   +    Notice of 2020 Annual Meeting of Stockholders  Proxy Solicited by Board of Directors for Annual Meeting — DECEMBER 10, 2020   RACHEL GOLDMAN, CARLO BUFFONE AND GLEN VAN TREEK, or any of them, each with the power of substitution, are hereby authorized to represent and vote  the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of  Paramount Gold Nevada Corp. to be held on DECEMBER 10, 2020 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election  of the Board of Directors and FOR items 2 AND 3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.  (Items to be voted appear on reverse side)   Non-Voting Items C  Change of Address — Please print new address below. Comments — Please print your comments below.   +